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Exhibit 99.2

THE SECURITIES REPRESENTED BY THIS INSTRUMENT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), OR THE SECURITIES COMMISSION OF ANY STATE, IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

IMAGE ENTERTAINMENT, INC.

WARRANT

        THIS WARRANT ("Warrant") certifies that, pursuant to the Agreement dated March 24, 2003, between Image Entertainment, Inc., a California corporation ("Company") and Image Investors Co., a Delaware corporation ("Holder"), incorporated herein by reference, Holder is entitled, upon the terms and subject to the conditions set forth herein, to subscribe for and purchase up to One Hundred Thousand (100,000) shares of common stock, no par value ("Common Stock") of Company, at a price per share ("Exercise Price") of Two Dollars and Four Cents ($2.04).

        1.    Exercise of Warrant.

                (a)    Exercise. This Warrant is exercisable, in whole or in part, beginning on March 24, 2004 ("Commencement Date") and ending at 5:00 p.m. Pacific Standard Time on March 24, 2008 ("Expiration Date"). Exercise shall be effectuated by submitting to Company at its principal executive offices the original of this Warrant and a completed and duly executed Notice of Exercise substantially in the form attached hereto as Exhibit 1 ("Notice"). The date the Warrant and Notice are received by the Company shall be the "Exercise Date." The Notice shall be duly executed by Holder and shall indicate the number of shares then being purchased pursuant to such exercise.

                (b)    Issuance of Shares. Upon surrender of this Warrant, together with appropriate payment of the Exercise Price for the shares of Common Stock purchased, Holder shall be entitled to receive a certificate or certificates for the shares so purchased, together with a replacement Warrant for the number of shares not yet exercised. Certificates representing shares purchased hereunder shall be delivered to Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid. Company covenants that all Warrant Shares that may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer by Holder occurring contemporaneously with such issue). "Warrant Shares" means all shares of Common Stock issuable from time to time upon exercise of the Warrant.

                (c)    Payment. At the option of Holder, the Exercise Price shall be payable (i) in United States currency, by cashiers' check or wire transfer of immediately available funds to an account designated by Company or (ii) by exchange of this Warrant as follows: in exchange for the portion of this Warrant that is being exercised at such time, the Holder shall receive the number of shares of Common Stock determined by multiplying (A) the number of shares of Common Stock for which this Warrant is being exercised at such time by (B) a fraction, (1) the numerator of which shall be the difference between (x) Current Market Value (as defined herein) per share of Common Stock at such time and (y) the Exercise Price per share of Common Stock, and (2) the denominator of which shall be the Current Market Value per share of Common Stock at such time.

                (d)    "Current Market Value" means, on any date, (i) the average of the daily market prices for each day during the 5 consecutive trading days ending on the last trading day prior to such date or (ii) if the applicable securities are not publicly traded or are not registered under the Securities Exchange Act, as amended (the "Exchange Act"), the fair value of such securities. The market price for each such trading day shall be the last sale price on such day as reported in the Consolidated Last Sale Reporting System or as quoted in the National Association of Securities Dealers Automated Quotation System, or if such last sale price is not available, the average of the closing bid and asked prices as reported in either such system, or in any other case the higher bid price quoted for such day as reported by The Wall Street Journal and the National Quotation Bureau pink sheets.

        2.    Authorized Shares. Company hereby agrees that at all times during the term of this Warrant it shall maintain sufficient authorized shares of Common Stock as shall be required for issuance upon exercise of this Warrant. Company will use reasonable business efforts to retain its listing on the NASDAQ National Market.

        3.    Charges, Taxes and Expenses. Issuance of certificates for shares upon the exercise of this Warrant shall be made without charge to Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by Company, and such certificates shall be issued in the name of Holder or its designee.

        4.    No Shareholder Rights. This Warrant does not entitle Holder to any voting rights or other rights as a shareholder of Company prior to the exercise hereof.

        5.    Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

        6.    Adjustments.

                (a)    Subdivisions and Combinations. If at any time Company shall:

                        (i)    declare a stock dividend or other distribution of Common Stock to all the record holders of its Common Stock;

                        (ii)    subdivide or reclassify its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

                        (iii)    combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then after the occurrence of any such event the number of Warrant Shares comprising a Stock Unit shall be adjusted so as to equal the number of Warrant Shares which Holder would have been entitled to receive if Holder had exercised the Warrant immediately prior to the occurrence of such event. "Stock Unit" means one share of Common Stock, as such Common Stock is constituted on the date hereof, and thereafter means such number of shares (including any fractional shares) of Common Stock and other securities, cash or other property as shall result from the adjustments specified in this Section 6.

                (b)    Issuance of Common Stock. In case at any time Company (i) entitle all the record holders of its Common Stock to subscribe for or purchase shares of any class or series of Common Stock and (ii) the consideration per share of Common Stock to be paid upon such issuance or subscription is less than the Current Market Value per share of Common Stock on such record date, then the number of Warrant Shares comprising a Stock Unit shall be adjusted to be that number determined by multiplying the number of Warrant Shares comprising a Stock Unit immediately prior to such record date by a fraction (not to be less than one) (A) the numerator of which shall be equal to the product of (x) the number of shares of Common Stock outstanding after giving effect to such issuance, distribution, subscription or purchase and (y) the Current Market Value per share of Common Stock determined immediately before such record date and (B) the denominator of which shall be equal to the sum of (x) the product of (1) the number of shares of Common Stock outstanding immediately before such record date and (2) the Current Market Value per share of Common Stock determined immediately before such record date and (y) the aggregate consideration to be received by Company for the total number of shares of Common Stock to be issued, distributed, subscribed for or purchased. Aggregate consideration for purposes of the preceding clause (y) shall be determined as follows: In case any shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount payable to Company therefor. In case any shares of Common Stock shall be issued or sold for a consideration other than cash payable to Company, the consideration received therefor shall be deemed to be the Current Market Value of such consideration. In case any shares of Common Stock shall be issued in connection with any merger of another corporation into Company, the amount of consideration therefor shall be deemed to be the Current Market Value of such portion of the assets of such merged corporation as Company's Board of Directors shall determine to be attributable to such shares of Common Stock.

                (c)    Superceding Adjustment. If at any time after any adjustment in the number of Warrant Shares comprising a Stock Unit shall have been made on the basis of the issuance of any options or rights, or convertible or exchangeable securities (or options or rights with respect to such securities) pursuant to Section 6(b):

                        (i)    the options or rights shall expire prior to exercise or the right to convert or exchange any securities shall terminate; or

                        (ii)    the consideration per share for which shares of Common Stock are issuable pursuant to the terms of such options or rights or convertible or exchangeable securities shall be increased or decreased, other than under or by reason of provisions designed to protect against dilution, such previous adjustment shall be rescinded and annulled, and thereupon a recomputation shall be made of the effect of such options or rights or convertible or exchangeable securities with respect to shares of Common Stock on the basis of:

                        (x)    treating the number of shares of Common Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise, conversion or exchange of such options, rights or securities as having been issued on the date or dates of such exercise, conversion or exchange and for the consideration actually received and receivable therefore, and

                        (y)    treating any such options, rights or securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Common Stock are issuable upon exercise, conversion or exchange of such options, rights or securities.

To the extent called for by the foregoing provisions of this Section 6(c) on the basis aforesaid, a new adjustment in the number of Warrant Shares comprising a Stock Unit shall be made in accordance with Section 6(b), determined using the Current Market Value used at the time of the original determination, which new adjustment shall supersede the previous adjustment so rescinded and annulled. If the exercise, conversion or exchange price provided for in any such option, right or security shall decrease at any time under or by reason of provisions designed to protect against dilution, then in the case of the delivery of shares of Common Stock upon the exercise, conversion or exchange of any such option, right or security, the Stock Unit purchasable upon the exercise of a Warrant shall forthwith be adjusted in the manner which would have been obtained had the adjustment made upon issuance of such option, right or security been made upon the basis of the issuance of (and the aggregate consideration received for) the shares of Common Stock delivered as aforesaid.

                (d)    Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of Warrant Shares comprising a Stock Unit:

                        (i)    In computing adjustments under this Section 6, no fractional interests in Common Stock shall be taken into account.

                        (ii)    If Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                (e)    Merger, Consolidation or Disposition of Assets. If (i) Company shall merge or consolidate with another entity, or shall sell, transfer or otherwise dispose of all or substantially all of its assets to another person or entity and pursuant to the terms of such merger, consolidation or disposition of assets, cash, shares of common stock or other securities of the successor or acquiring person or entity, or property of any nature is to be received by or distributed to the holders of Common Stock of Company, and (ii) the successor or acquiring person or entity (and any affiliate thereof issuing securities) does not expressly assume the due and punctual observance and performance of each and every covenant and condition to be performed and observed by, and all of the obligations and liabilities of, Company hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of Company's Board of Directors) in order to provide for adjustments of Stock Units which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6, then Holder shall, at Holder's election, have the right to receive (if Holder elects to exercise the Warrants) the amount of cash or other consideration it would have been entitled to receive if Holder had exercised its Warrants immediately prior to the occurrence of such merger, consolidation or disposition of assets, net of the exercise price of its Warrants, and shall thereupon be deemed to have exercised its Warrants. The foregoing provisions shall similarly apply to successive mergers, consolidations and dispositions of assets.

                (f)    Other Action Affecting Common Stock. If at any time or from time to time Company shall take any action affecting its Common Stock, other than an action described in any of the foregoing subsections of this Section 6 or an action taken in the ordinary course of Company's business and consistent with past practice, then, if in the reasonable opinion of Company's Board of Directors such action will have a material adverse effect upon the rights of Holder, the number of Warrant Shares comprising a Stock Unit shall be adjusted in such manner and at such time as the Board shall in good faith determine to be equitable in the circumstances.

                (g)    No Adjustment Necessary(c) . Anything to the contrary herein notwithstanding, no adjustment to the number of Warrant Shares comprising a Stock Unit shall be made as a result of, or in connection with, the issuance of any Option or any Common Stock issuable or issued upon the exercise thereof. "Option" means any warrant, option or other right to subscribe for or purchase shares of Common Stock.

        7.    Transfer to Comply with the Securities Act. Neither this Warrant nor the Warrant Shares have been registered with the SEC, or the securities commission of any state, in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Act"), and, accordingly, may not be offered or sold except pursuant to an effective registration statement under the Act or an available exemption from, or in a transaction not subject to, the registration requirements of the Act, and in accordance with all applicable state securities laws. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for Company, setting forth the restrictions on transfer contained in this Section 7. Company is required to refuse to register any transfer of this Warrant or the shares of Common Stock issuable upon exercise of this Warrant not made pursuant to registration under the Act, or pursuant to an available exemption from registration, and shall give stop transfer orders to its transfer agent with respect to this Warrant or the shares of Common Stock issuable upon exercise of this Warrant if necessary in order to enforce the foregoing restrictions.

        8.    Rule 144. Company covenants that it will file the reports required to be filed by it under the Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if it is not required to file such reports, it will, upon the request of Holder, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Act), and it will take such further action as Holder may reasonably request, all to the extent required from time to time to enable Holder to sell this Warrant or Warrant Shares without registration under the Act within the limitation of the exemptions provided by (a) Rule 144 under the Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Holder, Company will deliver to Holder a written statement as to whether it has complied with such information and filing requirements.

        9.    Miscellaneous.

                (a)    Governing Law. This Warrant and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed by, and construed in accordance with, the internal law of the United States and the State of California, without regard to conflicts of laws.

                (b)    Waivers and Amendments. No modifications or amendments to, or waivers of, any provision of this Agreement may be made, except pursuant to a document signed by Company and Holder.

                (c)    Issue Date. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it had been issued and delivered by Company on the date first set forth above.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed as of March 24, 2003, by its officers thereunto duly authorized.

COMPANY: IMAGE ENTERTAINMENT, INC.

By:	Martin W. Greenwald Its President and Chief Executive Officer

EXHIBIT 1

NOTICE OF EXERCISE

To:
Image Entertainment, Inc.
9333 Oso Avenue
Chatsworth, California 91311
Attn. Jeff M. Framer

        The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant dated as of March    , 2003 ("Warrant"), the original of which is attached hereto, to purchase                        shares of the Common Stock, no par value, of Image Entertainment, Inc. ("Company"), and tenders herewith payment in accordance with the provisions of the Warrant.

        Payment is being made by [the enclosed cashier's check] or [concurrent wire transfer of immediately available funds to the account designated by Company] in the amount of:

        $                         = (Exercise Price × Number of Shares Exercised)

Please deliver the stock certificate to:

        In Witness Whereof, the undersigned has caused this Notice of Exercise to be executed as of                        ,    200    , by its officers thereunto duly authorized.

IMAGE INVESTORS CO.

By:
Its:

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Exhibit 99.2
IMAGE ENTERTAINMENT, INC. WARRANT
NOTICE OF EXERCISE